UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2021

ONCOSEC MEDICAL INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54318	98-0573252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3565 General Atomics Court, Suite 100

San Diego, California 92121

24 North Main Street

Pennington, NJ 08534-2218

(Address of Principal Executive Offices)

(855) 662-6732

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ONCS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 1, 2021, the Board of Directors (the “Board”) of OncoSec Medical Incorporated (the “Company”) approved the appointment of Mr. Brian Leuthner as the Company’s Chief Operating Officer, effective February 2, 2021.

Mr. Leuthner, 56, joins the Company having held a variety of leadership positions over his 32-year biotech and pharmaceutical career, including Chief Executive Officer and Chief Operating Officer functions. For a decade, Mr. Leuthner was President, Chief Executive Officer and co-founder of Edge Therapeutics, Inc., an orphan disease-focused company. In 2019, Mr. Leuthner led the merger of Edge and PDS Biotechnology, an immune-oncology company. While at Edge, he developed a long-term vision, strategic plan and corporate culture that ensured a successful transition from a start-up company through late-stage development. Earlier in his career, Mr. Leuthner held a variety of operational and commercial leadership positions at Fontus Pharmaceuticals, Inc., The Medicines Company, ESP Pharma, Cardinal Health, Johnson & Johnson, Thomas Ferguson Healthcare Advertising Agency and Glaxo Wellcome Company. Mr. Leuthner earned his Bachelor of Science and Masters in Business Administration degrees from The University of North Carolina at Chapel Hill.

In connection with the appointment of Mr. Leuthner as the Company’s Chief Operating Officer, Mr. Leuthner will receive a one-time inducement award of 150,000 stock options to purchase the Company’s common stock. A total of 37,500 of the options vested on February 2, 2021, and the remaining 112,500 options will vest quarterly over a two-year period.

No family relationships exist between Mr. Leuthner and any of the Company’s directors or other executive officers. There are no arrangements between Mr. Leuthner and any other person pursuant to which Mr. Leuthner was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Mr. Leuthner has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOSEC MEDICAL INCORPORATED
(Registrant)

Date: February 4, 2021	By:	/s/ Daniel J. O’Connor
	Name:	Daniel J. O’Connor
	Title:	Chief Executive Officer and President